                                                                    EXHIBIT 99.3

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

  The accompanying unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1995 and for the nine months ended September 30, 1996 reflect the historical results of the Company (i) as originally reported, (ii) as restated for the Recent Poolings and (iii) as further adjusted to reflect the following events as if they had occurred on January 1, 1995: (a) consummation of the Recent Acquisitions; and (b) the sale of the Notes and use of proceeds therefrom. The accompanying unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1996 reflects the historical results of the Company (i) as originally reported, (ii) as restated for the Recent Poolings and (iii) as further adjusted to reflect the sale of the Notes and use of proceeds therefrom as if they had occurred on September 30, 1996.

  The Company usually implements significant changes to the operations of the practices that it acquires to enhance profitability. Accordingly, these pro forma financial statements are not necessarily indicative of the operating results that would have been achieved had the aforementioned transactions occurred at the beginning of each period presented nor are they necessarily indicative of results that may be expected in future periods. Specifically, no provisions have been made to reflect cost savings associated with the businesses acquired in the Recent Poolings. In addition, no provision has been made for interest income on the unused proceeds from the sale of the Notes.

  The following Pro Forma Consolidated Financial Statements are based on the assumptions set forth in the notes thereto and should be read in conjunction with the related financial statements and notes thereto of the Company included elsewhere herein.

                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                          HISTORICAL                             ADJUSTMENTS
                         OCCUSYSTEMS, ADJUSTMENTS HISTORICAL  -------------------
                           INC. AS      FOR THE   OCCUSYSTEMS               SALE
                          ORIGINALLY    RECENT       INC.,       RECENT      OF          AS
                           REPORTED    POOLINGS    RESTATED   ACQUISITIONS  NOTES     ADJUSTED

                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenues............   $116,223     $20,763    $136,986     $18,131(A)  $ --      $155,117
Costs and expenses:
  Operating expenses....    101,577      19,408     120,985      14,393(A)    --       135,378
  Depreciation and
   amortization.........      4,142       1,537       5,679         620(B)    --         6,299
                           --------     -------    --------     -------     -----     --------
  Total costs and ex-
   penses...............    105,719      20,945     126,664      15,013       --       141,677
  Operating income......     10,504        (182)     10,322       3,118       --        13,440
Other (income) expense:
  Interest expense......      2,453         562       3,015       1,289(C)  1,406 (F)    5,710
  Interest income.......       (809)         (4)       (813)        --        --          (813)
  Other, net............        561         --          561         --        --           561
                           --------     -------    --------     -------     -----     --------
  Total other (income)
   expense..............      2,205         558       2,763       1,289     1,406        5,458
Income before taxes.....      8,299        (740)      7,559       1,829    (1,406)       7,982
Provision for income
 taxes..................      3,659         --        3,659         640(D)   (492)(D)    3,807
                           --------     -------    --------     -------     -----     --------
Net income..............   $  4,640     $  (740)   $  3,900     $ 1,189     $(914)    $  4,175
                           ========     =======    ========     =======     =====     ========
Net income per share....   $   0.28                $   0.22                           $   0.23
                           ========                ========                           ========
Weighted average number
   of common shares
   outstanding..........     17,855       1,260      19,115         297(E)              19,412

   The accompanying notes are an integral part of the Pro Forma Consolidated
                             Financial Statements.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1996
                                  (UNAUDITED)

                          HISTORICAL
                         OCCUSYSTEMS, ADJUSTMENTS  HISTORICAL      ADJUSTMENTS
                           INC. AS      FOR THE   OCCUSYSTEMS, --------------------
                          ORIGINALLY    RECENT       INC.,        RECENT    SALE OF        AS
                           REPORTED    POOLINGS     RESTATED   ACQUISITIONS  NOTES      ADJUSTED

                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
Net revenues............   $111,615     $15,730     $127,345      $1,869(A) $   --      $129,214
Costs and expenses:
  Operating expenses....     91,330      15,127      106,457       1,567(A)     --       108,024
  Depreciation and
   amortization.........      4,405         519        4,924          60(B)     --         4,984
                           --------     -------     --------      ------    -------     --------
  Total costs and ex-
   penses...............     95,735      15,646      111,381       1,627        --       113,008
  Operating income......     15,880          84       15,964         242        --        16,206
Other (income) expense:
  Interest expense......        907         645        1,552          79(C)   2,651(F)     4,282
  Interest income.......       (116)        (33)        (149)        --         --          (149)
  Other, net............        634         --           634         --         --           634
                           --------     -------     --------      ------    -------     --------
  Total other (income)
   expense..............      1,425         612        2,037          79      2,651        4,767
Income before taxes.....     14,455        (528)      13,927         163     (2,651)      11,439
Provision for income
 taxes..................      5,059         --         5,059          57(D)    (928)(D)    4,188
                           --------     -------     --------      ------    -------     --------
Net income..............   $  9,396     $  (528)    $  8,868      $  106    $(1,723)    $  7,251
                           ========     =======     ========      ======    =======     ========
Net income per share....   $   0.46                 $   0.41                            $   0.34
                           ========                 ========                            ========
Weighted average number
 of common shares
 outstanding............     20,721       1,260       21,981          12(E)               21,993

   The accompanying notes are an integral part of the Pro Forma Consolidated
                             Financial Statements.

                            PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1996
                                  (UNAUDITED)

                           HISTORICAL
                          OCCUSYSTEMS, ADJUSTMENTS  HISTORICAL
                            INC. AS      FOR THE   OCCUSYSTEMS, ADJUSTMENTS
                           ORIGINALLY    RECENT       INC.,     FOR SALE OF
                            REPORTED    POOLINGS     RESTATED      NOTES      AS ADJUSTED

                                                 (IN THOUSANDS)
ASSETS
Current assets:
  Cash and cash
   equivalents..........    $  6,220     $   278     $  6,498     $58,300 (G)  $ 64,798
  Accounts receivable,
   trade net............      35,354       4,305       39,659         --         39,659
  Other current assets..       4,662         119        4,781         --          4,781
                            --------     -------     --------     -------      --------
    Total current
     assets.............      46,236       4,702       50,938      58,300       109,238
Property and equipment,
 net....................      29,247       1,785       31,032         --         31,032
Intangible assets, net..      95,826         --        95,826         --         95,826
Other assets............       3,936         168        4,104       3,000         7,104
                            --------     -------     --------     -------      --------
    Total assets........    $175,245     $ 6,655     $181,900     $61,300      $243,200
                            ========     =======     ========     =======      ========
LIABILITIES AND STOCK-
 HOLDERS' EQUITY
Current liabilities:
  Current portion of
   long-term debt.......    $    524     $ 7,209     $  7,733     $(7,500)(G)  $    233
  Accounts payable......       1,761         646        2,407         --          2,407
  Accrued expenses and
   other current
   liabilities..........      16,851       3,852       20,703         --         20,703
                            --------     -------     --------     -------      --------
    Total current
     liabilities........      19,136      11,707       30,843      (7,500)       23,343
Long-term debt, net of
 current portion........      17,355         --        17,355      68,800 (G)    86,155
Other liabilities.......       6,314          66        6,380         --          6,380
                            --------     -------     --------     -------      --------
    Total liabilities...      42,805      11,773       54,578      61,300       115,878
Stockholders' equity:
Common stock............         201          12          213         --            213
Additional paid-in
 capital................     137,450       1,561      139,011         --        139,011
Accumulated deficit.....      (5,211)     (6,691)     (11,902)        --        (11,902)
                            --------     -------     --------     -------      --------
    Total stockholders'
     equity.............     132,440      (5,118)     127,322         --        127,322
                            --------     -------     --------     -------      --------
    Total liabilities
     and stockholders'
     equity.............    $175,245     $ 6,655     $181,900     $61,300      $243,200
                            ========     =======     ========     =======      ========

   The accompanying notes are an integral part of the Pro Forma Consolidated
                             Financial Statements.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(A) Reflects the historical net revenues and operating expenses for the Recent Acquisitions on a consolidated basis as if the Recent Acquisitions had occurred on January 1, 1995. Gives effect to cost-saving measures implemented subsequent to the acquisition date, totalling $725,000 for the year ended December 31, 1995 and $75,000 for the nine months ended September 30, 1996.

(B) Reflects incremental depreciation and amortization charges as a result of the Recent Acquisitions.

(C) Reflects additional interest expense attributable to debt issued, assumed or incurred as a direct result of the Recent Acquisitions.

(D) Represents an adjustment to reflect income tax expense at an assumed effective tax rate of 35%.

(E) Represents shares issued in connection with the Recent Acquisitions.

(F) Represents interest expense on the Notes plus amortization of debt origination costs of the Notes, net of the elimination of interest expense on historical debt balances that would have been repaid with the proceeds from the sale of the Notes.

(G) Represents adjustments for the issuance of the Notes.